UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2013
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SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter) ____________________
DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3595 JOHN HOPKINS COURT
SAN DIEGO, CALIFORNIA 92121
(Address of Principal Executive Offices)
(858) 202-9000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On May 9, 2013, the registrant issued a press release announcing its financial results for the quarter ended March 31, 2013. A copy of the press release and accompanying information is attached as Exhibit 99.1 to this current report.

The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless the registrant expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits
99.1    Press release dated May 9, 2013, of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SEQUENOM, INC.
By: /s/ Bill Bowen
Date: May 9, 2013                    Bill Bowen
Senior Vice President and General Counsel

INDEX TO EXHIBITS
99.1    Press release dated May 9, 2013, of the registrant.